EXHIBIT 10.3

AMENDMENT NO. 1

TO

CABOT CORPORATION

NON-EMPLOYEE DIRECTORS’ STOCK DEFERRAL PLAN

Cabot Corporation, a Delaware corporation (the “Company”), pursuant to Section 7(b) of the Cabot Corporation Non-employee Directors’ Stock Deferral Plan (the “Plan”), hereby amends the Plan, as follows, effective from July 14, 2006 (which was the date of adoption of the Plan by the Board of Directors):

Section 3(c) is amended by adding the following sentence at the end of such Section:

“Notwithstanding the above, the Administrator may permit Non-employee Directors to change an election regarding the time and form of distributions to be made pursuant to Section 3(a) without meeting the requirements of this Section 3(c), pursuant to such procedures as the Administrator may determine in its discretion, to the extent permitted by transition guidance issued under Section 409A.”

In Witness Whereof, the Company has caused this Amendment to be signed by its duly authorized officer this 9th day of November, 2007.

CABOT CORPORATION

By:	/s/ Robby D. Sisco
Its:	Vice President-Human Resources